Exhibit 99.1

Acquires GuruShots Investor Presentation April 13, 2022 NYSE American: ZDGE

SAFE HARBOR STATEMENT This presentation contains statements that are, or may be considered to be, forward - looking statements. All statements that are not historical facts are forward - looking statements and such forward - looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward - looking statements include: 2 • statements about Zedge’s future performance; • projections of Zedge’s results of operations or financial condition; • statements regarding Zedge’s plans, objectives or goals, including those relating to its strategies ,initiatives, competition, acquisitions, dispositions and/or its products; and Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," “likely,” "continue" and similar expressions are intended to identify forward - looking statements but are not the exclusive means of identifying such statements . Readers are cautioned not to place undue reliance on these forward - looking statements and all such forward - looking statements are qualified in their entirety by reference to the following cautionary statements. Forward - looking statements are based on Zedge’s current expectations, estimates and assumptions and because forward - looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond Zedge’s control. Such known and unknown risks, uncertainties and other factors may cause Zedge’s actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward - looking statements. These factors include those discussed under the headings "Risk Factors" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Zedge’s periodic reports filed with the Securities and Exchange Commission. Zedge cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward - looking statements. Forward - looking statements speak only as of the date they are made and are statements of current expectations concerning future results, events and conditions and Zedge is under no obligation to update any of the forward - looking statements, whether as a result of new information, future events or otherwise.

TRANSFORMATIONAL TRANSACTION: DELIVERING INCREMENTAL SHAREHOLDER VALUE GuruShots aligns well with Zedge’s strategic goals and promises great potential for accelerating revenue growth 3 ✓ Assists Zedge in growing its ‘ Creator Economy’ and NFT offerings in Zedge Premium; ✓ Avails new content verticals ; ✓ Diversifies revenue stream with a ‘ Category Killer’ ; and ✓ Opens Zedge’s portfolio to gamification

ABOUT ZEDGE is a global app publisher with a portfolio of leading digital consumer brands serving 44 million monthly active users Our portfolio consists of: ✓ Zedge Ringtones and Wallpapers , the leading mobile app dedicated to mobile phone personalization, social content and fandom art; ✓ Zedge Premium , a marketplace for artists, celebrities, and emerging creators used to market and sell their NFTs and other digital content to Zedge’s users; ✓ Emojipedia , the leading source of all things emoji ; and ✓ Experimental apps in various forms of development 4

GURUSHOTS FUSES PHOTOGRAPHY AND MOBILE GAMING 5 ✓ Gamification of amateur photography ✓ Anyone with a phone competes individually or with a team ✓ Progressive competitions with the ultimate goal of becoming a “Guru” ✓ Community features including leaderboards and chat ✓ Available on iOS, Android, and the web

GURUSHOTS’ NOTEWORTHY METRICS >300 Monthly Competitions 6 >1M Photo Uploads Per Month >5B Monthly Votes 140M Photos in the Catalogue FREEMIUM MODEL $3.50 ARPMAU >$50 Avg. Paying Player Spend/Month 18%+ 6 Year CAGR Avg. Paying Player Spend/Month ENGAGEMENT KPI S

STRATEGIC BENEFITS ON A STANDALONE BASIS ✓ Expands our TAM, materially, by 30M - 40M amateur photographers per month ✓ Market penetration is low relative to TAM ✓ Diversifies portfolio with ‘Category Killer’ in photo contests ✓ Gamification expertise ✓ In - app purchases drive revenue expansion 7

8 POTENTIAL SYNERGIES MARKETING ✓ User acquisition ✓ Search engine optimization ✓ App Store optimization ✓ Localization ✓ Conversion and retention ZEDGE STRENGTH ‘CREATOR ECONOMY’ ✓ Expansion of Zedge Premium and ‘NFTs Made Easy’ ✓ Scales artist community with high quality photographers EXPERTISE ✓ Gamification ✓ LiveOps COMBINED STRENGTH GURUSHOTS STRENGTH

INVESTMENT SUMMARY* At Year Year Year ($Million) Closing 1 2 3 Total Purchase Price Cash $18.0 - - - $18.0 Max. Poten3al Earnouts** - $8.4 $8.4 - $16.8 Total Maximum Purchase Price $18.0 $8.4 $8.4 - $34.8 RetenCon Bonus Maximum Cash - $1.3 $1.3 $1.3 $4.0 Maximum Stock - $1.3 $1.3 $1.3 $4.0 Total Maximum RetenCon Bonus $2.7 $2.7 $2.7 $8.0 Total Maximum Paid UA - $5.3 $8.5 - $13.8 Total PotenCal Cash Outlays $18.0 $15.0 $18.2 $1.3 $52.6 9 ** Earnout can be paid in cash or stock, at Zedge’s discre3on * Numbers may not add due to rounding

MOBILE GAMING MARKET GAMING MARKET PLAYTIKA ACQUIRES REWORKS ZEDGE ACQUIRES GURUSHOTS ZEDGE PRE - ACQUISITION $272B TAM 2030 13.3X TTM Revenue At Closing 2.3X TTM Revenue At Closing 3.4X Revenue Mul3ple 2 Last 4 Quarters 7.1X EBITDA Mul3ple 2 Last 4 Quarters 11% 20X 4.4X +25 - 30% CAGR TTM Revenue TTM Revenue Revenue Growth Guidance 1 2030 Max Earnouts Max Earnouts FY ’22 #2 >30% Lowest TTM Rev. Mul3ple at Closing 3 EBITDA Growth Guidance 1 FY ’22 1. FY ’22 ends on July 31, 2022 2. Last four quarters through Fiscal 2Q22 ended January 31, 2022 3. Based on top 15 M&A deals in mobile gaming during 2021 where multiples were available 10

GURUSHOTS 2021 SELECTED FINANCIAL DATA ON A 11 STANDALONE BASIS* ✓ Revenue ~$8M ✓ Net Loss ~($1)M ✓ Targeting EBITDA positive in around two years * Unaudited

MOPUB AD MEDIATION MIGRATION UPDATE 12 ✓ Mopub officially shut down on March 31st ✓ Zedge stress - tested alternatives ✓ Migrated to Applovin’s MAX Platform in late March ✓ Applovin paid Zedge a one - time $2M integration fee on April 1st ✓ Zedge resources back developing social and community features; expected rollout Summer 2022

SUMMARY: GAME CHANGING ACQUISITION GURUSHOTS ON A STANDALONE BASIS 13 ✓ Expected to accelerate Zedge’s overall revenue growth rate POTENTIAL SYNERGIES ✓ Materially increases number of artists for Zedge Premium ✓ Expands and materially increases content available for “NFTs Made Easy” ✓ Gamification of Zedge app and new content verticals supported by LiveOps ✓ Operational efficiencies

THANK YOU! Jonathan Reich CEO jonathan.reich@zedge.net IR Contact: Brian Siegel, IRC, MBA Senior Managing Director, Hayden IR 346 - 396 - 8696 ir@zedge.net See us at the Sidoti Virtual MicroCap Conference May 11 - 12